SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                     February 23, 2000

                     XEROX CORPORATION
   (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                   800 Long Ridge Road
                     P. O. Box 1600
            Stamford, Connecticut  06904-1600
    (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code:
                      (203) 968-3000








Item 5.  Other Events

The Registrant is releasing its unaudited 1999 financial statements and a related schedule to the investment community and posting them on its Internet website in advance of the publication of its 1999 Annual Report to Shareholders. Copies of these unaudited financial statements and the related schedule are included as exhibits to this Form 8-K.


                                Exhibit Index


Exhibit No.      Description

1.               Consolidated Statements of Income (Unaudited)
2.               Consolidated Balance Sheet (Unaudited)
3.               Consolidated Statements of Cash Flows (Unaudited)
4.               Non-Financing Operations Cash Flow Schedule





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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                             /s/ MARTIN S. WAGNER
                                         --------------------------------
                                         By: MARTIN S. WAGNER
                                             Assistant Secretary

Dated: February 23, 2000